SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           Alamogordo Financial Corp.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................

         2) Aggregate number of securities to which transaction applies:
         .......................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .......................................................................

         4) Proposed maximum aggregate value of transaction:
         .......................................................................

         5) Total Feed Paid
         .......................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed: October 20, 2004

                                [GRAPHIC OMITTED]

                           ALAMOGORDO FINANCIAL CORP.
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334




October 19, 2004


Dear Stockholder:

We are pleased to invite you to attend the 2004 Annual Meeting of Stockholders of Alamogordo Financial Corp. (the "Company"). The Annual Meeting will be held at the main office of Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico, at 11:00 a.m., local time, on November 17, 2004.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and Alamogordo Federal Savings and Loan Association (the "Association"), the wholly-owned subsidiary of the Company. Directors and officers of the Company and Association will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of our independent auditors for the fiscal year ending June 30, 2005. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                      Sincerely,

                                      /s/ R. Miles Ledgerwood


                                      R. Miles Ledgerwood
                                      President and Chief Executive Officer

                           Alamogordo Financial Corp.
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334

                                    NOTICE OF
                       2004 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On November 17, 2004

     Notice is hereby given that the Annual Meeting of Stockholders of Alamogordo Financial Corp. (the "Company") will be held at the main office of Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico, at 11:00 a.m., local time, on November 17, 2004.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors;

     2. The ratification of the Company's appointment of Neff + Ricci, L.L.P. as the Company's independent auditors for the fiscal year ending June 30, 2005; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on October 8, 2004, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico 88310 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                   By Order of the Board of Directors

                                   /s/ Julia A. Eggleston


                                   Julia A. Eggleston
                                   Secretary
Alamogordo, New Mexico
October 19, 2004


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                           Alamogordo Financial Corp.
                                 500 10th Street
                          Alamogordo, New Mexico 88310
                                 (505) 437-9334

                      -------------------------------------
                                 PROXY STATEMENT
                      -------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                November 17, 2004
                      -------------------------------------

                       SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alamogordo Financial Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the main office of Alamogordo Federal Savings and Loan Association, 500 10th Street, Alamogordo, New Mexico, at 11:00 a.m., local time, on November 17, 2004, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 19, 2004.

     Regardless of the number of shares of stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of the nominee for director named in this Proxy Statement, and FOR the ratification of the Company's independent auditors for the fiscal year ending June 30, 2005.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

     Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of the Company, Julia A. Eggleston, at the address of the Company shown above, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail and telephone by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies, from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

     Holders of record of the Company's common stock, par value $0.10 per share (the "Common Stock") as of the close of business on October 8, 2004 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 1,308,387 shares of Common Stock issued and outstanding (excluding treasury shares), including 918,000 shares held by AF Mutual Holding Company, our mutual holding company parent. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

     As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

     As to the ratification of the appointment of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR", (ii) vote
"AGAINST", or (iii) vote to "ABSTAIN" from voting on, such matter. An affirmative vote of the holders of a majority of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote is required to constitute ratification by the stockholders. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as shares present and entitled to vote and will have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, broker non-votes will not be counted as shares present and entitled to vote and will have no effect on the vote on the matter presented.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding each person known to be a beneficial owner of more than 5% of the Company's outstanding shares of Common Stock and all executive officers and directors as a group on the Record Date.


                                                   Amount of Shares
                                                   Owned and Nature                       Percent of Shares
         Name and Address of                        of Beneficial                          of Common Stock
          Beneficial Owner                            Ownership                              Outstanding
     ----------------------------           -----------------------------           -----------------------------
     AF Mutual Holding Company                         918,000                                 69.8%
     500 10th Street
     Alamogordo, New Mexico 88310

-----------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period and until their successors have been elected and qualified. The Board of Directors has nominated S. Thomas Overstreet and R. Miles Ledgerwood to serve as directors. Both nominees currently serve as members of the Board of Directors.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either nominee might be unable to serve, if elected. The table also includes certain information regarding our executive officers.


                                                                                 Term to         Shares of
                                                                             Expire following  Common Stock
                            Age               Positions                         Fiscal Year    Beneficially
                           as of             Held in the          Director        Ending        Owned on        Percent
        Name           June 30, 2004           Company              Since        June 30       Record Date      Of Class
--------------------   -------------   -----------------------   ----------   --------------   ------------   ------------

                                                          NOMINEES
S. Thomas Overstreet        67         Vice Chairman                1997           2004          22,377(1)        1.7%
R. Miles Ledgerwood         49         Director, President and      1997           2004          14,164(2)        1.1%
                                       Chief Executive Officer

                                               DIRECTORS CONTINUING IN OFFICE

Robert W. Hamilton          85         Chairman                     1997           2005          25,174(3)        1.9%
Earl E. Wallin              76         Director                     1997           2005           6,118(4)         *
Jimmie D. Randall           66         Director                     2000           2006           4,190(5)         *


                                          EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Norma J. Clute              40         Vice President and Treasurer                               4,968(6)         *
Julia A. Eggleston          52         Senior Vice President, Chief Operating                     6,584(7)         *
                                       Officer & Secretary
Kemmie D. Jeter             50         Vice President-Head of Teller Operations                   2,430(8)         *
Bill R. Carpenter           57         Vice President-Mortgage Lending Operations                    --           --
Cecilia E. Ashe             42         Vice President-Commercial and Consumer Lending             1,932(8)         *

All executive officers and directors                                                             87,937          6.7%
as a group (10 persons).

-----------------------
*    Less than 1%
(1)  Includes 2,275 shares of restricted stock.
(2) Includes options to purchase 1,785 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 4,460 shares of restricted stock.
(3)  Includes 3,034 shares of restricted stock.
(4) Includes options to purchase 2,118 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 1,000 shares of restricted stock.
(5)  Includes 952 shares of restricted stock.
(6) Includes options to purchase 289 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 1,000 shares of restricted stock.
(7) Includes options to purchase 631 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 1,767 shares of restricted stock.
(8) Includes options to purchase 866 shares of common stock that vest within 60 days of the date as of which beneficial ownership is determined, and 850 shares of restricted stock.

Directors

     The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

     Robert W. Hamilton. Mr. Hamilton has served as a director of Alamogordo Federal since 1958. Mr. Hamilton is a retired funeral director.

     S. Thomas Overstreet. Mr. Overstreet has served as a director of Alamogordo Federal since 1976. Mr. Overstreet is an attorney in the law firm of S. Thomas Overstreet and Associates, P.C.

     Jimmie D. Randall. Mr. Randall has served as a director of Alamogordo Federal since 2000. Mr. Randall is a retired car dealer.

     Earl E.Wallin. Mr. Wallin has served as a director of Alamogordo Federal since 1982. Mr. Wallin was formerly President and Chief Executive officer of Alamogordo Federal until his retirement December 31, 1991.

     R. Miles Ledgerwood. Mr. Ledgerwood has been employed by Alamogordo Federal since 1983 and has served as its President and Chief Executive Officer and as a director since 1992.

Executive Officers who are not Directors

     Norma J. Clute. Ms. Clute has been employed by Alamogordo Federal since 1991 and has served as Vice President and Treasurer since 1993.

     Julia A. Eggleston. Ms. Eggleston has been employed by Alamogordo Federal since 1983 and has served as Senior Vice President, Chief Operating Officer and Secretary since 1993.

     Kemmie D. Jeter. Ms. Jeter has been employed by Alamogordo Federal since 1972 and has served as Vice President and head of teller operations since 1998.

     Bill R. Carpenter. Mr. Carpenter has been employed by Alamogordo Federal since 2003 and has served as Vice President of Mortgage Lending Operations since that date. Prior to his employment at Alamogordo Federal, Mr. Chapman was employed at several financial institutions for 31 years and served as a Vice President.

     Cecilia E. Ashe. Ms. Ashe has been employed by Alamogordo Federal since 2000 and has served as Vice President of Commercial and Consumer Lending since that date.

Independent Directors

     The Board of Directors has determined that Directors Hamilton, Overstreet, Randall and Wallin are "independent" as defined in the Nasdaq corporate governance listing standards. Director Ledgerwood is not considered "independent" because of his position as an employee of Alamogordo Federal.

Meetings of the Board of Directors and Its Committees

     The Company's Board of Directors meets on a quarterly basis and may hold additional special meetings. During the fiscal year ended June 30, 2004, our board of directors held four regular meetings and two special meetings, and no director attended fewer than 75% of such meetings. The Company's Board does not currently maintain a standing nominating or compensation committee and the full Board of Directors acted as such for the year ended June 30, 2004.

     The Company's Audit Committee consists of Messrs. Overstreet (Chairman), Hamilton and Randall, all of whom are nonemployee directors. Mr. Overstreet is jointly certified as an attorney and certified public accountant, and has held these designations for the past 28 years. The Board of Directors of Alamogordo Financial Corp. has determined that Director Overstreet qualifies as an "audit committee financial expert" and is serving as such for the Audit Committee. The Audit Committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Company's Audit Committee met three times during the fiscal year ended June 30, 2004.

Attendance at Annual Meetings of Stockholders

     The Company does not have a policy regarding director attendance at annual meetings of stockholders. All of the Company's directors attended the prior year's annual meeting of stockholders.

Code of Ethics

     Alamogordo Financial Corp. has adopted a Code of Ethics that is applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is attached as Appendix B to this Proxy Statement. Amendments to and waivers from the Code of Ethics will be disclosed on Alamogordo Financial Corp.'s website.

Audit Committee Report

     The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix A. The Audit Committee has prepared the following report.

     As part of its ongoing activities, the Audit Committee has:

     o    Reviewed  and  discussed  with   management   the  Company's   audited
          consolidated financial statements for the fiscal year ended June 30, 2004;

     o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 and be filed with the SEC.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee
                         S. Thomas Overstreet (Chairman)
                               Robert W. Hamilton
                                Jimmie D. Randall

Director Compensation

     Fees. During the fiscal year ended June 30, 2004, the Company did not separately pay directors fees. Alamogordo Federal paid each director a monthly fee of $2,000, the Vice Chairman an additional monthly fee of $400, and the Chairman an additional monthly fee of $800. In addition, the Chairmen of the Investment Committee, Audit Committee, Compliance Committee and Board of

Directors of Space Age Service Corporation are paid monthly fees of $350, $350, $200 and $300, respectively. Alamogordo Federal paid a total of $124,800 in board and committee fees during the fiscal year ended June 30, 2004.

     Stock Option Plan. During the fiscal year ended June 30, 2001, nonemployee Directors Hamilton, Overstreet, Wallin and Randall were awarded options to purchase 7,140, 5,354, 3,118 and 2,238 shares of the Company's common stock, respectively, all of which vested on June 25, 2001. The exercise price of the options is $18.50, the fair market value of the Company's common stock on the date of the award.

Executive Compensation

     Summary Compensation Table. The following table provides information about the compensation paid for the fiscal years ended June 30, 2004, 2003 and 2002 to our Chief Executive Officer (the "Named Executive Officer"). No other officer's total annual salary and bonus for 2004 totaled $100,000 or more.


                                                 Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Long-Term Compensation
                                                    Annual Compensation(1)                     Awards
                                            ----------------------------------------  ------------------------
                                  Fiscal                                Other Annual   Restricted                All Other
                                Year Ended                              Compensation      Stock      Options/   Compensation
  Name and Principal Position    June 30,    Salary($)(1)    Bonus($)       ($)(2)      Awards($)    SARs (#)      ($)(3)
------------------------------  ----------  --------------  ----------  ------------  ------------  ----------  ------------
R. Miles Ledgerwood,               2004        130,225        27,899         --            --           --         30,466
President, Chief Executive         2003        127,272        28,339         --            --           --         18,007
Officer and Director               2002        119,351        24,725         --            --           --         18,046

--------------------
(1) Includes amounts deferred at the election of the executive under the Company's 401(k) plan.
(2) Does not include perquisites and personal benefits, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported.
(3) Includes awards under the Company's stock ownership plan based on the value of the shares allocated as of the date of the allocation, and Company contributions under the Company's 401(k) plan.

     Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table. Set forth below is information concerning the shares acquired upon exercise of options during fiscal 2004 by the Named Executive Officer, and the number and value of stock options held by the Named Executive Officer at June 30, 2004. No options were granted to Named Executive Officer during fiscal 2004.


                                                            Number of Unexercised          Value of Unexercised
                         Shares Acquired      Value       Options at Fiscal Year-End     In-The-Money Options at
Name                      Upon Exercise      Realized      Exercisable/Unexercisable   Exercisable/Unexercisable (1)
----------------------  -----------------  -------------  ---------------------------  -----------------------------
R. Miles Ledgerwood           3,570           $76,755               - /5,355                    - /$115,133

-----------------------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of the Company's common stock that would be received upon exercise, assuming such exercise occurred on June 30, 2004, on which date the last reported sale price was $40.00 per share.

Defined Benefit Pension Plan

     The Company maintains the Pentegra Retirement Fund, which is a qualified, tax-exempt defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at the Company for a period of one year in which they have 1,000 or more hours of service are eligible for membership in the Plan. Once eligible, an employee receives credit for all years of employment with the Company for purposes of determining the employee's benefit service and vested percentage under the Retirement Plan. The Company annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act ("ERISA").

     The regular form of all retirement benefits (i.e., normal, early or disability) is payable in monthly installments for the life of the retiree plus a retirement death benefit. An optional form of benefit may be selected instead of the normal form of benefits. These optional forms include a higher monthly installment payable for life and no further benefit upon death, a revised monthly installment during the member's life with some other benefit payable upon death and various annuity forms. Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity.

     The normal retirement benefit payable annually ("regular annual retirement allowance") at or after age 65, is an amount equal to 2% multiplied by years of benefit service times average compensation based on the following: beginning February 1, 2001, employee benefits are based on the average salary during an employee's entire employment with the Bank. For employees with service before and after February 1, 2001 benefits are based on a "blended" plan. A reduced benefit is payable as early as age 45, after the member has become vested. A member is fully vested in his account upon completion of five or more years of employment or upon attaining normal retirement age. If a member dies in active service, his beneficiary would be entitled to a lump sum death benefit equal to 100% of the member's last 12 months' salary, plus an additional 10% of the salary for each year of benefit service until a maximum of 300% of such salary is reached for 20 or more years, plus refund of the member's own contributions, if any, with interest. If a member dies after becoming eligible for early retirement, his beneficiary would receive a death benefit equal to the commuted value of a 120 monthly retirement allowance, payable in a lump sum or in installments, which would have been payable had the retiree's allowance commenced on the first day of the month in which he died.

     As of June 30, 2004, R. Miles Ledgerwood had 20 years of benefit service under the Retirement Plan.

Certain Transactions with Directors and Executive Officers

     Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. We currently do not make new loans or extensions of credit to our executive officers, directors and employees at different rates or terms than those offered to the general public. All loans to our directors, officers and employees have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions, and do not involve more than minimal risk of collectibility.

     S. Thomas Overstreet, who serves as a director of the Company and Alamogordo Federal, is a partner of the law firm of S. Thomas Overstreet and Associates, P.C., which represents Alamogordo Federal in legal matters. For the fiscal year ended June 30, 2004, Alamogordo Federal paid legal fees to S. Thomas Overstreet and Associates, P.C. totaling $33,200. The terms and conditions of these fees and services are substantially the same as those for similar transactions with other parties.

Section 16(a) Beneficial Ownership Reporting Compliance

     The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Executive Officers and Directors of the Company and beneficial owners of greater than 10% of the outstanding shares of Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4 or 5 as required. Based on the Company's review of ownership reports, no Executive Officer, Director or 10% beneficial owner of the Company failed to file ownership reports as required for the year ended June 30, 2003.

       PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended June 30, 2004, were, Neff + Ricci, L.L.P. The Company's Board of Directors has reappointed Neff + Ricci, L.L.P., to continue as independent auditors of the Company for the fiscal year ending June 30, 2005, subject to ratification of such appointment by the stockholders. It is expected that a representative of Neff + Ricci, L.L.P., will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

     On February 3, 2003, the Company elected to change its independent auditors, Accounting & Consulting Group, L.L.P. ("ACG"). The Company engaged Neff + Ricci, L.L.P. as its new independent auditors. The decision to change independent auditors was recommended by the audit committee of the Board of Directors and approved by the Board of Directors.

     ACG's report on the consolidated financial statements of the Company for each of the two years in the period ended June 30, 2002 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two years ended June 30, 2002 and the interim period through February 3, 2003, the Company had no disagreements with ACG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of ACG, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the reportable events described by Item 304(a)(1)(v) of SEC Regulation S-B has occurred.

     Set forth below is certain information concerning aggregate fees billed for professional services rendered during the fiscal years ended June 30, 2004 and 2003:

                                                                2004                2003
                                                              --------            --------
         Audit Fees                                           $ 41,007            $ 39,927
         Audit-Related Fees                                   $     --            $     --
         Tax Fees                                             $  8,910            $  3,987
         All Other Fees                                       $ 12,426             $ 11,581

     Audit Fees. The aggregate fees billed to Alamogordo Financial Corp. by Neff + Ricci, L.L.P. for professional services rendered by Neff + Ricci, L.L.P. for the audit of Alamogordo Financial Corp.'s annual financial statements and services that are normally provided by Neff + Ricci, L.L.P. in connection with statutory and regulatory filings and engagements was $41,007 and $14,449 during the years ended June 30, 2004 and 2003, respectively. The aggregate fees billed to Alamogordo Financial Corp. by ACG for professional services rendered by ACG for the audit of Alamogordo Financial Corp.'s annual financial statements and services that are normally provided by ACG in connection with statutory and regulatory filings and engagements was $0 and $25,478 during the years ended June 30, 2004 and 2003, respectively.

     Audit Related Fees. The aggregate fees billed to Alamogordo Financial Corp. by Neff + Ricci, L.L.P. and ACG for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, was none during the years ended June 30, 2004 and 2003, respectively.

     Tax Fees. The aggregate fees billed to Alamogordo Financial Corp. by Neff + Ricci, L.L.P. for professional services rendered by Neff + Ricci, L.L.P. for tax compliance, tax advice and tax planning was $8,910 and $0 during the years ended June 30, 2004 and 2003, respectively. These services primarily included the review of tax returns and quarterly tax provisions. The aggregate fees billed to Alamogordo Financial Corp. by ACG for professional services rendered by ACG for tax compliance, tax advice and tax planning was $0 and $3,987 during the years ended June 30, 2004 and 2003, respectively. These services primarily included the review of tax returns and quarterly tax provisions.

     All Other Fees. The aggregate fees billed to Alamogordo Financial Corp. by Neff + Ricci, L.L.P. that are not described above was $10,091 and $6,308 during the years ended June 30, 2004 and 2003, respectively. The aggregate fees billed to Alamogordo Financial Corp. by ACG that are not described above was $2,335 and $5,273 during the years ended June 30, 2004 and 2003, respectively.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. For the years ended June 30, 2004 and 2003, 100% of audit related fees, tax fees and all other fees were approved by the Audit Committee prior to engagement.

     The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Neff + Ricci, L.L.P.'s independence. The Audit Committee concluded that performing such services does not affect Neff + Ricci, L.L.P.'s independence in performing its function as auditor of Alamogordo Financial Corp.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF NEFF + RICCI, L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 500 10th Street, Alamogordo, New Mexico 88310, no later than June 15, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than five days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company's 2004 Annual Report to Stockholders has been mailed to all stockholders of record. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2004, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO JULIA A. EGGLESTON, SECRETARY, ALAMOGORDO FINANCIAL CORP., 500 10TH STREET, ALAMOGORDO, NEW MEXICO 88310.


                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Julia A. Eggleston


                                           Julia A. Eggleston
                                           Secretary

Alamogordo, New Mexico
October 19, 2004

                                   APPENDIX A

                        Alamogordo Financial Corporation

                             Audit Committee Charter



Organization

     There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In doing so, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditor, and the financial management of the Company.

Composition

     The audit committee shall be comprised of three or more directors as determined by the board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment. All members of the committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

Frequency of Meetings

     The audit committee shall meet at least four times annually, or more frequently as circumstances dictate.

Responsibilities

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirement and are of the highest quality.

     In carrying out these responsibilities, the audit committee will:

     .    Review and update this charter periodically, at least annually.

     . Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries.

     . Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

     . Review with the independent auditors, the Company's internal auditor, and financial accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the code of conduct.

     . Review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     . Receive prior to each meeting, a summary of finding from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     . Review the financial statements contained in the annual report to share- holders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosures and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     . Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     .    Review   accounting  and  financial  human  resources  and  succession planning within the Company.

     . Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                   APPENDIX B

                                 CODE OF ETHICS
             FOR THE PRESIDENT AND TREASURER/CHIEF FINANCIAL OFFICER
                          OF ALAMOGORDO FINANCIAL CORP.


It is the policy of Alamogordo Financial Corp. (the "Company") that the President and Treasurer/Chief Financial Officer ("CFO") of the Company adhere to and advocate the following principles governing their professional and ethical conduct in the fulfillment of their responsibilities:

1. Act with honesty and integrity, avoiding actual or apparent conflicts between his or her personal, private interests and the interests of the Company, including receiving improper personal benefits as a result of his or her position.

2. Perform responsibilities with a view to causing periodic reports and other documents filed with the SEC to contain information that is accurate, complete, fair and understandable.

3. Comply with laws of federal, state, and local governments applicable to the Company, and the rules and regulations of private and public regulatory agencies having jurisdiction over the Company.

4. Act in good faith, responsibly, with due care, and diligence, without misrepresenting or omitting material facts or allowing independent judgment to be compromised.

5. Respect the confidentiality of information acquired in the course of the performance of his or her responsibilities except when authorized or otherwise legally obligated to disclose. Do not use confidential information acquired in the course of the performance of his or her responsibilities for personal advantage.

6.   Proactively promote ethical behavior among subordinates and peers.

7. Use corporate assets and resources employed or entrusted in a responsible manner.

8. Do not use corporate information, corporate assets, corporate opportunities or one's position with the Company for personal gain. Do not compete directly or indirectly with the Company.

9. Comply in all respects with the Company's Code of Business Conduct and Ethics.

10.  Advance the Company's legitimate interests when the opportunity arises.

It is also the Policy of the Company that the President and Treasurer /Chief Financial Officer acknowledge and certify to the foregoing annually and file a copy of such certifications with the Audit Committee of the Board.

The Audit Committee of the Board shall have the power to monitor, make determinations, and recommend action to the Board with respect to violations of this policy.

                                 REVOCABLE PROXY

                           ALAMOGORDO FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 17, 2004

     The undersigned hereby appoints Robert W. Hamilton, with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders ("Meeting") to be held at 500 10th Street, Alamogordo, New Mexico, on November 17, 2004, at 11:00 a.m (local time). The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                                                        VOTE
                                                                         FOR          WITHHELD
                                                                         ---          --------
1.       The election as directors of the nominees listed below:

         S. Thomas Overstreet                                            [ ]             [ ]


         R. Miles Ledgerwood                                             [ ]             [ ]




                                                                         FOR          AGAINST          ABSTAIN
                                                                         ---          -------          -------
2.       The  ratification  of the  appointment of Neff + Ricci,
         L.L.P.  as  independent  auditors  for the fiscal  year         [ ]            [ ]               [ ]
         ending June 30, 2005.

     The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE AS DIRECTED. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. SHOULD THE NAMED PERSON BE UNABLE TO SERVE A PROXY THE BOARD OF DIRECTORS MAY NAME A SUBSTITUTE PERSON AS PROXY.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorney and proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated October 19, 2004, and audited financial statements.

Dated: __________________2004

                                             -----------------------------------
                                             PRINT NAME OF STOCKHOLDER


                                             -----------------------------------
                                             SIGNATURE OF STOCKHOLDER

                                             -----------------------------------
                                             SIGNATURE, IF JOINTLY HELD

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------